UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 28, 2005
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                            A-FEM MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Nevada                       O-17119                   33-0202574
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

         P.O. Box 2900, Wilsonville, Oregon                           97070
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (503) 740-4465
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 28, 2005, the registrant sold 3,184,640 shares of the registrant's common stock, $0.01 par value. The total offering price was $159,232.00, at $0.05 per share. There were no underwriting discounts or commissions. The shares were sold for cash, resulting in the registrant's receipt of $159,232.00.

     The registrant is relying on Sections 4(2) and 4(6) of the Securities Act of 1933 (transactions by an issuer not involving any public offering, and sales to accredited investors) for exemption from registration of such securities. There are fewer than 15 acquirers of the common stock, no general solicitation or general advertising by the registrant or others with respect to such securities has occurred, and a Form D (Notice of Sale of Securities) has been filed with the Securities and Exchange Commission. The purchasers have given investment and accredited investor representations, the stock purchase agreement included non-registration disclosure, and the issued common stock bears restrictive legends.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              A-FEM MEDICAL CORPORATION
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                                                     (Registrant)

Date     February 28, 2005                    /s/ William H. Fleming
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                                              William H. Fleming, Secretary
                                                      (Signature)


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